UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2015

CombiMatrix Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33523	47-0899439
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

310 Goddard, Suite 150
Irvine, CA 92618

(Address of principal executive offices, including zip code)

(949) 753-0624

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On April 24, 2015, CombiMatrix Corporation (the “Company”), entered into an Agreement of Settlement and Release (the “Settlement Agreement”) effective as of April 23, 2015 with Michael Strathmann (“Strathmann”), Acacia Research Corporation, a Delaware corporation (“Acacia”), and Amit Kumar (“Kumar”) relating to the previously reported lawsuit brought by Strathmann.

Pursuant to the terms of the Settlement Agreement, Strathmann agreed to dismiss with prejudice the action described in the complaint (as amended) against the Company, Acacia and Kumar in the Superior Court of California, County of Orange, titled The People Of The State Of California, Ex Rel. Michael Strathmann PhD. v. Acacia Research Corporation, a Delaware corporation, CombiMatrix Corporation, a Delaware corporation, Amit Kumar, an individual, and John and Jane Does 1-10, Case No. 30-2010 00426554, alleging violation of California Insurance Code Section 1871.7.  On March 6, 2015, a judgment was entered against Strathmann and in favor of all defendants and Strathmann’s complaint was ordered dismissed with prejudice.  On March 20, 2015, Strathmann filed a Notice of Motion for a New Trial and a Motion to Vacate the Judgment.  Pursuant to the terms of the Settlement Agreement, Strathmann has agreed to withdraw his Motion for New Trial and Motion to Vacate the Judgment and waives any right to appeal.  Strathmann on the one hand and the defendant parties on the other hand waive recovery of court-related costs and agree that each side shall bear the right to pursue its own costs and attorney fees.  Strathmann and each of the defendant parties also fully and forever release and discharge each other from and against any and all claims and causes of action, whether in law or in equity, which exist or may have existed between them, or any of them, at any time whatsoever.

The information set forth above is qualified in its entirety by reference to the actual terms of the Settlement Agreement attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K, including its exhibits, contains forward-looking statements. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “intend,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent management’s judgment regarding future events. The Company can give no assurance that such expectations will prove to be correct. All statements, other than statements of historical fact, included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Item 9.01.                                        Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

10.1            Agreement of Settlement and Release, dated April 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBIMATRIX CORPORATION

Dated: April 28, 2015	By:	/s/ SCOTT R. BURELL
Scott R. Burell, Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	Agreement of Settlement and Release, dated April 23, 2015